NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 5, 2004
--------------------------------------------------------------------------------

TO OUR SHAREHOLDERS:

     The Annual Meeting of Shareholders of Ten Stix, Inc. (the "Company") will be held at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad CA 92009, on Thursday, August 5, 2004, at 10:00, a.m. Pacific Time, for the following purposes:

     1. Election of two directors, Thomas E. Sawyer and Tony A. Cranford, for the ensuing year;

     2. Ratification of HJ & Associates, LLC as the Company's independent accountants for the fiscal year 2004;

     3. Approval of the Restated Articles of Incorporation to eliminate preemptive rights and consolidate all prior amendments;

     4.   Approval of the Amended and Restated Ten Stix, Inc. 2003 Stock Plan;

     5.   Approval of the Ten Stix, Inc. 2004 Stock Plan;

     6. Approval of changing the Company's state of incorporation from Colorado to Nevada; and,

     7. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The board of directors has fixed the close of business on April 15, 2004 as the record date for the determination of shareholders who are entitled to notice of and to vote at the meeting and any adjournment thereof.

     We have enclosed the 2003 Annual Report on Form 10-KSB, including financial statements, and the Proxy Statement with this Notice of Annual Meeting.

     Attendance at the Annual Meeting will be limited to shareholders of the Company. Shareholders will be required to furnish proof of ownership of the Company's common stock before being admitted to the meeting. Shareholders holding shares in the name of a broker or other nominee are requested to bring a statement from the broker or nominee confirming their ownership in the Company's stock. Directions to the meeting's location accompany the Proxy Statement.

     Whether or not you expect to attend in person, we urge you to sign, date and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum and your representation at the meeting. Promptly signing, dating and returning the Proxy will save the Company the expense and extra work of additional solicitation. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

                                    By order of the Board of Directors,



Date: July 6, 2004                  Thomas E. Sawyer,
                                    President and Chief Executive Officer

                                  Directions to

                Annual Meeting of Shareholders of Ten Stix, Inc.

                                 to be held at:

                           Olympic Resort Hotel & Spa
                               6111 El Camino Real
                                Carlsbad CA 92009

                    (Thursday, August 5, 2004 at 10:00 A.M.)

North from San Diego:
--------------------
1.       Take I-5 North                                              28 miles
2.       Take Palomar Airport Rd. exit                              0.2 miles
3.       Turn RIGHT onto Palomar Airport Rd.                        3.4 miles
4.       Turn RIGHT onto El Camino Real                             0.1 miles

South from Los Angeles:
----------------------
1.       Take I-405 South to I-5 South                               35 miles
2.       Take Palomar Airport Rd. exit                              0.2 miles
3.       Turn LEFT onto Palomar Airport Rd.                         3.4 miles
4.       Turn RIGHT onto El Camino Real                             0.1 miles

                                 Ten Stix, Inc.
--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------

                               PROCEDURAL MATTERS

General

     The enclosed Proxy Statement, which was first mailed to shareholders on July 9, 2004, is furnished in connection with the solicitation of proxies by the Board of Directors of Ten Stix, Inc., (the "Company") to be voted at the Annual Meeting of Shareholders of the Company, to be held on Thursday, August 5, 2004, at 10:00 a.m. Pacific time, at the Olympic Resort Hotel & Spa, 6111 El Camino Real, Carlsbad CA 92009, for purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. When proxies are properly dated, executed and returned, the shares they represent will be voted at the meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted "for" the election of the nominees for directors set forth herein and, at the discretion of the proxy holders, upon such other business as may properly come before the meeting.

Record Date and Voting Securities

     Shareholders of record at the close of business on April 15, 2004 (the "Record Date") will be entitled to vote at the meeting on the basis of one (1) vote for each share of Common and Preferred Stock held. On April 15, 2004 there were 28,418,228 shares of the Common Stock outstanding, held of record by approximately 261 shareholders, and 96 shares of Preferred Stock, held of record by approximately 18 shareholders.

Revocability of Proxies

     Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the meeting or by executing another proxy dated as of a later date.

Solicitation

     The cost of solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. The Company's directors, officers and employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or telegram. Although the exact cost of preparation, mailing and holding of the meeting is not known at this time, it is anticipated that the cost will be approximately $3,000.00.

Voting Rights

     Under the Colorado Corporations and Associations Act and the Company's Articles of Incorporation, as amended and its Bylaws, the holders of Common and Preferred Stock shall be entitled to vote and shall be entitled to one vote for each share of Company's Common and Preferred Stock held at the Record Date for all matters, including the election of directors. The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of common stock issued and outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," "WITHHELD" OR "ABSTAIN" are treated as being present at the Annual Meeting for the purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the "Votes Cast") with respect to such matter. Abstentions will not be counted as a vote "FOR" or "AGAINST" a proposal. Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business, but such non-votes will not be counted for the purposes of determining the number of Votes Cast with respect to the particular proposal on which a broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the voting on a proposal. Except with respect to elections of directors, any shareholder entitled to vote may vote part of his or her shares in favor of a proposal and refrain from voting the remaining shares or vote them against the proposal. If a shareholder fails to specify the number of shares he or she is affirmatively voting, it will be conclusively presumed that the shareholder's approving vote is with respect to all shares the shareholder is entitled to vote.

     With respect to voting on the election of directors, shareholders shall not be entitled to cumulate votes. The candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Votes cast against a candidate or which are withheld shall have no effect. The proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible.

Voting Proxies

     The shares of Common and Preferred Stock represented by all properly executed proxies received in time for the meeting will be voted in accordance with the directions given by the shareholders. If no specification is made, the shares will be voted "FOR" the nominees named herein as directors, or their respective substitute as may be appointed by the Board of Directors and "FOR" all other proposals.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth security ownership information as of the close of business on June 15, 2004, for individuals or entities in the following categories at the Company's fiscal year end: (i) persons known by the Company to own beneficially more than five percent (5%) of the Company's Common stock, (ii) each director, (iii) each Named Executive Officer listed in the "Summary Compensation Table" set forth herein, and (iv) all directors and executive officers as a group. Said percentages are based on the total number of shares issued and outstanding as of 47,118,228, as of June 15, 2004.

                            Name And
Title of                    Address Of                         Amount of        Percent of
Class                       Beneficial Owner                   Ownership        Class
------------------------------------------------------------------------------------------


Common Stock                Thomas E. Sawyer (2)               0                0.00%
                            3101 Riverside Drive
                            Idaho Springs, CO 80452

Common Stock                Tony A. Cranford  (2)              0                0.00%
                            12252 W. Chenango Drive
                            Morrison, CO 80465

Common Stock                Andrew S. Miller (1)(2)            25,764,600       63.00%
                            200 Spruce Street, Suite 200
                            Denver, CO 80230


Common Stock                All Directors and Officers         0                0.00%
                            as a Group
--------------------------------------------------------------------------------

(1) On November 18, 2003, as a result of a UCC foreclosure sale on an obligation due from Robert and Jodi Stevens, Rapid Funding LLC increased its ownership to an aggregate of 9,582,500 shares of the Company's common stock. Included in these shares were 4,500,000 shares pledged by Tony A. Cranford, an officer and director of the Company, and 4,500,000 shares pledged by Thomas E. Sawyer, an officer and director of the Company. Neither Mr. Cranford nor Mr. Sawyer were personally obligated on the indebtedness due and owing from Robert and Jodi Stevens to Rapid Funding, LLC. Thereafter, on April 8, 2004, pursuant to the Stipulation, Rapid

     Funding LLC received ownership of an additional 2,386,350 shares from Tony
     A. Cranford and an additional 2,795,750 shares from Thomas E. Sawyer and his wife.

(2) On April 8, 2004, pursuant to a stipulation in settlement of the matter of Rapid Funding, LLC v. Ten Stix, Inc., et al., Case Number 04 CV 0461, in the District Court of Jefferson County, Colorado, Rapid Funding, LLC acquired additional shares of the Company's common stock so that it then owned an aggregate of 14,764,750 shares (representing 66.39% of then outstanding shares of common stock of the Company), and in addition Rapid Funding, LLC, received from the Company an additional 11,000,000 shares of the Company's common stock, issued on May 13, 2004. A change in control of the Company has occurred due to the substantial stock ownership now held by Rapid Funding LLC.

Section 16(a) Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Company's Common Stock, to file initial reports of beneficial ownership on Form 3, changes in beneficial ownership on Form 4 and an annual statement of beneficial ownership on Form 5, with the SEC. Such executive officers, directors and greater than ten percent shareholders are required by SEC rules to furnish the Company with copies of all such forms that they have filed.

     Based on its review of the copies of such forms filed with the SEC electronically, received by the Company and representations from certain reporting persons, the Company believes that for the fiscal year ended December 31, 2003, all the officers, directors and more than 10% beneficial owners have filed all reports required under the above described filing requirements. However, both Messrs. Sawyer and Cranford were delinquent in the filing of their Annual Statement of Beneficial Ownership on Form 5 for the fiscal year ended December 31, 2003 and additionally their Statement of Change of Beneficial Ownership on Form 4 with regard to the transfer of shares that occurred on November 24, 2003 as set forth in Item 3 of this report. On May 4, 2004, Messrs. Sawyer and Cranford filed the required Forms 4 and 5.

           INFORMATION ABOUT THE BOARD OF DIRECTORS AND ITS COMMITTEES

Compensation of Directors and Executive Officers

     The following table sets forth the aggregate compensation paid by the Company for services rendered during the periods indicated:

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                                                                Long Term Compensation
                                    Annual Compensation                             Awards
-------------------------------------------------------------------------------------------------------------------
                                                                                    Securities            All
                                                          Other                     Underlying            Other
                                            Annual        Restricted   Options/     LTIP                 Compen-
Name and                 Year or                          Compen-      Stock        SAR's        Payouts   sation
Principal                Period  Salary        Bonus      sation)      Awards       (#)          ($)        ($)
Position                 Ended   ($)           ($)        ($)
-------------------------------------------------------------------------------------------------------------------
Thomas E. Sawyer         2003    $43,000       $0         $9,384(1)    0            0            $0         $0
President, Treasurer,    2002    $39,000       $0         $4,480(1)    0            0            $0         $0
CEO and Director         2001    $0            $0         $0           0            0            $0         $0


Tony A. Cranford         2003    $43,000       $0         $0           0            0            $0         $0
Executive VP,            2002    $39,000       $0         $0           0            0            $0         $0
Secretary, Director      2001    $0            $0         $0           0            0            $0
$0
-------------------------------------------------------------------------------------------------------------------

     (1) On December 28, 2000, Mr. Sawyer assigned the distributorship rights to market a card game called "Bonus 6" within the United States, excluding

     Colorado, to the Company and the Company assumed the obligations under Mr. Sawyer's distribution agreement with the owner of Bonus 6. Pursuant to the terms of the assignment agreement, Mr. Sawyer maintained the marketing and distribution rights within the State of Colorado and receives a 40% commission on gross revenues generated from the sale or lease of "Bonus 6" to the casinos located in Colorado, on a monthly basis. During 2003 and 2002, Mr. Sawyer received commissions of $9,384 and $4,480, respectively from the Company. During 2003, the Company allowed its distribution rights to "Bonus 6" to expire.

Employment Contracts and Termination of Employment.

     There are no employment contracts, compensatory plans or arrangements, including payments to be received from the Company, with respect to any director or executive officer of the Company which would in any way result in payments to any such person because of his or her resignation, retirement or other termination of employment with the Company. Nor are there any agreements or understandings for any director or executive officer to resign at the request of another person; none of the Company's directors or executive officers is acting on behalf of or will act at the direction of any other person.

Stock Options

     During 2003, the Board of Directors adopted the Ten Stix, Inc. 2003 Stock Plan ("the 2003 Stock Plan"). Pursuant to the 2003 Stock Plan, the Company may issue and grant to employers, officers, directors and consultants, awards consisting of shares of the Company's common stock, options to purchase shares of the Company's Common Stock or a combination thereof.

     On February 25, 2004, the Board of Directors Amended and Restated the 2003 Stock Plan, in order to provide for the issuance of Nonqualified Stock Options and to clarify the respective exercise prices for both Incentive Stock Options and Nonqualified Stock Options.

Audit or Compensation Committees

     The members of the board of directors also serve as the Audit or Compensation Committee, and the board of directors does not anticipate establishing such independent committees until the Company begins substantive and substantial business operations.

                                   PROPOSAL 1.

                              ELECTION OF DIRECTORS
                              ---------------------

     A board of two directors is to be elected. The nominees receiving the greatest number of votes will be elected. All directors will hold office until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified.

     Each proxy executed and returned by a holder of shares of Common and Preferred Stock will be voted in favor of the nominees to serve as directors unless the shareholder indicates to the contrary on the Proxy. Although the board of directors does not contemplate that any of the nominees hereinafter named will be unavailable for election, in the event that any such nominee is unable to serve, the proxies will be voted for the remaining nominees and for such other person(s), if any, as the board may propose. Votes withheld will be counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting but have no other legal effect upon the election of directors.

                         DIRECTOR NOMINEES FOR ELECTION

         Name of Nominee            Age            Position with Ten Stix
-------------------------------- --------- ------------------------------------
-------------------------------- --------- ------------------------------------
-------------------------------- --------- ------------------------------------
-------------------------------- --------- ------------------------------------
         Thomas E. Sawyer           55              Director - 1 Year
-------------------------------- --------- ------------------------------------
-------------------------------- --------- ------------------------------------

-------------------------------- --------- ------------------------------------
-------------------------------- --------- ------------------------------------
         Tony A. Cranford           51              Director - 1 Year
-------------------------------- --------- ------------------------------------
-------------------------------- --------- ------------------------------------

     THOMAS E. SAWYER has been a Director, the President, Chief Executive Officer and Treasurer of the Company since January 10, 1996 (inception). Mr. Sawyer received accreditation from the University of Nevada Reno for Table Game Management. Mr. Sawyer was also the owner and president of Colorado West Metal Studs & Drywall, Inc., which was a successful contracting business. This business was instrumental in the development of large projects located in major ski resorts within the State of Colorado. Over the past ten years, Mr. Sawyer has established a career within the gaming industry ranging from a dealer at game tables to serving as an assistant general manager and a table game manager at casinos located in Blackhawk, Colorado. Mr. Sawyer has developed products, conducted analysis and created marketing strategies relating to internal controls for table game accounting, cheating and detection controls, and other protection controls, all of which have resulted in the operation of successful casinos. Mr. Sawyer also possesses key gaming licenses that require passing extensive background checks relating to personal and financial information. On an annual basis Mr. Sawyer attends various conferences such as the World Gaming Conference held in Las Vegas, Nevada, and the National Indian Gaming Conference.

     TONY A. CRANFORD has been a Director, the Vice President and Secretary of the Company since January 10, 1996 (inception). Prior to working in the gaming industry, Mr. Cranford was involved in the entertainment business for a period of twenty-four years. Over the past fourteen years, Mr. Cranford has established a career within the gaming industry and recently resigned as a table game manager from the Lodge Casino in Blackhawk, Colorado. The Lodge Casino is well known in Colorado for its table games. Mr. Cranford was responsible for setting up all internal controls, hiring personnel, including dealers and floor supervisors. He also established and arranged all table game areas and games. Mr. Cranford owned and operated a successful bingo hall in Texas from 1986 to 1990. Mr. Cranford was one of the inventors of the Pro-Shuffle, which is a patented multi-deck card shuffler. Mr. Cranford also possesses key gaming licenses that require passing extensive background checks relating to personal and financial information. On an annual basis Mr. Cranford attends various conferences such as the World Gaming Conference and the National Indian Gaming Conference.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                     VOTE "FOR" THE ELECTION OF THE NOMINEES
                            TO THE BOARD OF DIRECTORS
 -------------------------------------------------------------------------------

                                   PROPOSAL 2.

             RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS
             -------------------------------------------------------

     The Board of Directors has appointed HJ & Associates, LLC, as the Company's independent auditors for the fiscal year ending December 31, 2004. Services provided to the Company by HJ & Associates in fiscal 2004 will include, among others, review of the Company's quarterly and annual financial statements.

     The following is a summary of the aggregate fees billed to the Company for 2003 by HJ & Associates, LLC,

     Audit Fees

     HJ & Associates, LLC, billed the Company $24,000 for professional services rendered for the audit of the Company's annual financial statements for 2003 and for the review of the financial statements included in each of our quarterly reports on Form 10-QSB for 2003.

     Financial Information Systems Design and Implementation Fees

     HJ & Associates, LLC, did not bill the Company for professional services rendered for financial information systems design and implementation for 2003.

     All Other Fees

     HJ & Associates, LLC, did not billed the Company for any other services rendered to the Company, other than the services described above for 2003.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                       RATIFICATION OF THE APPOINTMENT OF
                   HJ & ASSOCIATES, LLC INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

                                   PROPOSAL 3.

                          RATIFICATION OF THE COMPANY'S
                          -----------------------------
                 RESTATED AND AMENDED ARTICLES OF INCORPORATION
                 ----------------------------------------------

     On June 15, 2004, the Board of Directors resolved to restate the Company's Articles of Incorporation in order to eliminate preemptive rights and to consolidate all prior amendments to the Articles of Incorporation.

     Additionally, the Restated Articles Incorporated will remove the preemptive rights granted to shareholders in order to allow the Company to more easily and efficiently conduct business and seek financing.

     Preemptive rights give a Shareholder the right to maintain their proportionate ownership of the Company. If the Company proposes to sell or issue shares of its common or preferred stock, existing shareholders have the right to purchase such number of shares in order to maintain their percentage of ownership interest in the Company. With preemptive rights, each time additional financing is sought through equity issuances, the Company must offer existing Shareholders the opportunity to purchase a proportionate amount of shares, thus burdening the Company with additional legal, accounting and compliance expenses, as well as a delay before accepting financing from non-shareholder third parties. In order to facilitate a more efficient and cost effective mechanism for raising capital, the Board of Directors believes that it is in the best interest of the Company and all Shareholders to eliminate preemptive rights from the Company's Articles of Incorporation.

     Approval of the Company's Restated Articles of Incorporation requires the affirmative vote of a majority of the shares of the Common and Preferred Stock voting together as a single class. Proxies solicited by the Board of Directors will be voted for approval of the amendment unless shareholders specify otherwise in their proxies.

     A copy of the proposed Restated Articles of Incorporation is attached hereto as Appendix A.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
                     RATIFICATION OF THE COMPANY'S RESTATED
                           ARTICLES OF INCORPORATION
--------------------------------------------------------------------------------

                                   PROPOSAL 4.

                    THE ADOPTION OF THE AMENDED AND RESTATED
                    ----------------------------------------
                             2003 STOCK OPTION PLAN
                             ----------------------

     On September 11, 2003, the Board of Directors adopted the Ten Stix, Inc. 2003 Stock Plan (the "2003 Stock Plan"). Pursuant to the 2003 Stock Plan, a total of 15,000,000 shares of common stock were reserved for issuance to employers, officers, directors and consultants. Awards under the 2003 Stock Plan consist of shares of the Company's common stock, options to purchase shares of the Company's common stock or a combination thereof.

     On February 25, 2004, the Board of Directors Amended and Restated the 2003 Stock Plan, in order to provided for the issuance of Nonqualified Stock Options and to clarify the respective exercise prices for both Incentive Stock Options and Nonqualified Stock Options.

Summary of the Amended and Restated 2003 Stock Plan

     The following shall serve as a brief summary of the terms and conditions of the 2003 Stock Plan, the full text of the 2003 Stock Plan is attached hereto as Appendix B and is incorporated herein, under any circumstance where this summary and the 2003 Stock Plan are inconsistent the plain language of the 2003 Stock Plan shall be controlling.

     Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders, by strengthening the Company's ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value and will inure to the benefit of all shareholders of the Company.

     Administration. The 2003 Stock Plan may be administered by the Board of Directors, or a committee appointed by the Board of Directors whose members serve at the pleasure of the Board. The Board or committee administering the 2003 Stock Plan is referred to as the "Committee." Subject to the provisions of the 2003 Stock Plan, the Committee has full and final authority (i) to interpret the terms of the Plan and of Awards granted under the Plan; (ii) apply its provisions; (iii) to adopt, amend and rescind rules and guidelines for the administration of the Plan; (iv) to adopt, amend, and rescind rules and guidelines for its own acts and proceedings; (v) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan; and (vi) to determine the provisions of Awards to be granted under the Plan, which includes approving:

     -    those individuals to receive awards;
     -    the types of awards to be granted;
     - the terms and conditions of the awards, including the number of shares and exercise price of the awards;
     - the time when the awards become exercisable, vest or the restrictions to which an award is subject will lapse; and,
     - whether options will be incentive stock options or nonqualified stock options.

     Authorized Shares. The 15,000,000 shares reserved under the 2003 Stock Plan will be subject to adjustment in the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock. The common stock delivered to participants under the 2003 Stock Plan may be either authorized but unissued shares of common stock or shares of common stock held by the Company in its treasury. The number of shares delivered upon exercise of an award will be determined net of any shares actually or constructively transferred by the participant to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

     Eligibility. All employees of, consultants or advisors to the Company or any of its subsidiaries will be eligible to participate in the 2003 Stock Plan.

     Types of Awards. Awards under the 2003 Stock Plan may be in the form of stock options (either incentive stock options or non-qualified options), awards of common stock (registered or restricted) and restricted stock units, or any combination thereof.

     - Stock Options. Stock options represent the right to purchase shares of common stock within a specified period of time at a specified price. The exercise price for a non-qualified stock option will not be less than 85% of the fair market value of common stock on the date of grant. The exercise price for an incentive stock option will not be less than 100% (110% for an incentive stock option granted to a 10% or more stockholder) of the fair market value of common stock on the date of grant. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed the sum of $100,000 (determined on the date such option is granted). No incentive stock option will be granted to a person who is not an "employee" as defined in the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations issued thereunder. An incentive stock option shall expire in ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) after the date of grant. No incentive stock options can be granted under the 2003 Stock Plan after January 01, 2013, but options granted before that date may be exercised thereafter.

     - Performance Awards. The Committee may grant awards under the 2003 Stock Plan subject to the satisfaction of performance goals. In the case of awards intended to qualify for exemption under Section 162(m) of the Code, the Committee will use one or more objectively determinable performance goals that relate to one or more Performance Criteria (as defined in the 2003 Stock Plan). The Committee will determine whether the performance goals for a Performance Award (as defined in the 2003 Stock Plan) have been met. No more than 2,000,000 shares will be allocated to Performance Awards granted to any participant during any 12-month period.

     Transferability. Under the 2003 Stock Plan, awards are generally non-transferable other than by will or by the laws of descent and distribution. Awards may be exercised by a person other than the participant only in the circumstances outlined below; provided, that the Committee may allow for transferability of awards to immediate family members of the participant or to trusts, partnerships or other entities controlled by and of which the beneficiaries are immediate family members of the participant.

     Termination of Service Relationship. Under the 2003 Stock Plan, except as set forth below or as otherwise provided by the Committee, all previously unexercised awards terminate and are forfeited automatically upon the termination of the participant's service relationship with the Company. If a participant's service relationship is terminated by reason of death or Disability (as defined in the 2003 Stock Plan), except as otherwise provided by the Committee, all stock options held by the participant will vest fully on the date that the service relationship terminates by reason of death or Disability and all awards of restricted stock or restricted stock units held by the participant will vest fully and/or all restrictions will fully lapse on the date that the service relationship terminates by reason of death or Disability. All such awards may be exercised by the participant's executor or administrator, or by the person to whom the award is transferred under the applicable laws of descent or distribution, within three years after the date that the participant's service relationship terminates by reason of death or disability. If a participant's service relationship is terminated by reason of retirement (as defined in the 2003 Stock Plan), except as otherwise provided by the Committee, all stock options held by the participant will continue to vest and become exercisable as if the service relationship had not terminated and all awards of restricted stock or restricted stock units held by the participant will continue to vest and/or be subject to applicable restrictions as if the service relationship had not terminated.

     Notwithstanding the foregoing, if a stock option provides for vesting or exercisability upon the fulfillment or satisfaction of certain goals or conditions (other than time-based vesting), or an award of restricted stock or restricted stock units provides for vesting or lapse of restrictions based upon the fulfillment or satisfaction of certain goals or conditions (other than time-based vesting or restrictions), then, except as otherwise provided by the Committee, subsequent to the date of retirement, the unvested or restricted portion of an award shall no longer be subject to such vesting or lapse of restrictions based on the satisfaction or fulfillment of certain goals or conditions and instead will be subject only to the time-based vesting or restrictions set forth in the award. Such awards may be exercised by the participant in accordance with the terms and conditions of the award (including the applicable vesting schedule or restrictions). Incentive stock options that are not exercised within (a) twelve months after the date a participant's service relationship is terminated by reason of disability or (b) three months after the date a participant's service relationship is terminated by reason of retirement will be treated as non-qualified stock options. All stock options outstanding after a participant's death or disability expire at the end of the three-year period after the date a participant's service relationship is terminated by reason of death or disability. Notwithstanding the foregoing, in no event shall (i) any award be exercised beyond the date on which such award would otherwise expire pursuant to the terms thereof or (ii) any incentive stock option be exercised after the expiration of ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) from the date the incentive stock option was granted. Shares of common stock which are not delivered because of termination of awards may be reused for other awards.

     With respect to awards held by officers or certain other persons, the Committee may cancel, suspend or otherwise limit any unexpired award and rescind the exercise of an award if such participant engages in certain detrimental activity.

     Change in Corporate Structure or Capitalization; Change in Control. In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock, the number and kind of shares of stock or securities of the Company then subject to the 2003 Stock Plan and the awards then outstanding or to be granted thereunder, and the exercise price, if applicable, will be appropriately adjusted by the Committee, whose determination will be binding on all persons. In the event of a dissolution, liquidation, consolidation or merger in which the Company is not the surviving corporation or in which a majority of its outstanding shares are converted into securities of another corporation or are exchanged for other consideration, all outstanding awards will thereupon terminate, provided that prior to the effective date of any such dissolution, liquidation, consolidation or merger, the Company will either (i) make all outstanding awards immediately exercisable on a basis that gives the holder of the award a reasonable opportunity to participate as a stockholder in the transaction or, if applicable, cause all restrictions to lapse, or (ii) arrange to have the surviving corporation grant replacement awards to participants.

Federal Income Tax Consequences

     The U.S. Federal income tax consequences to the Company and its employees of awards under the Plan are complex and subject to change. The following discussion, which has been prepared by the law firm of Wenthur & Chachas, LLP, counsel to the Company, is only a summary of the general rules applicable to the Plan. Recipients of awards under the Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

     Stock Options. The 2003 Stock Plan is not qualified under Section 401(a) of the Code. In general, neither the grant nor the exercise of an incentive stock option granted under the 2003 Stock Plan will result in taxable income to the option holder or a deduction to the Company. If the option holder does not dispose of stock received upon exercise of an incentive stock option within two years after the date the option is granted and within one year after the date of exercise, any later sale of such stock will result in a capital gain or loss.

     If stock received upon the exercise of an incentive stock option is disposed of before the holding period requirements described above have been satisfied, the option holder will generally realize ordinary income at the time of disposition. The amount of such ordinary income will generally be equal to the difference between the fair market value of the common stock on the date of exercise and the option price. In the case of a disqualifying disposition which is a sale in which a loss (if sustained) would be recognized, then the amount of ordinary income will not exceed the excess of the amount realized on such sale over the adjusted basis of the stock, that is, in general, the price paid for the stock. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to any necessary withholding and reporting requirements.

     Certain option holders exercising incentive stock options may become subject to the alternative minimum tax, under which the difference between (i) the fair market value of stock purchased under incentive stock options, determined on the date of exercise, and (ii) the exercise price, will be an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

     Options granted under the 2003 Stock Plan which are not incentive stock options are "non-qualified options." No income results upon the grant of a non-qualified option. When an option holder exercises a non-qualified option, he or she will realize ordinary income subject to withholding. Generally, such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value of the common stock over the option price. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain withholding and reporting requirements.

     Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the common stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

     Restricted Stock Units. Generally, the participant will not be subject to tax upon the grant of an award of restricted stock units but will recognize ordinary income in an amount equal to the fair market value of any shares received on the date of delivery of the underlying shares of common stock. The Company will be entitled to a corresponding tax deduction.

     This summary is not a complete description of the U.S. Federal income tax aspects of the 2003 Stock Plan. Moreover, this summary relates only to Federal income taxes; there may also be Federal estate and gift tax consequences associated with the 2003 Stock Plan, as well as foreign, state and local tax consequences.

New Incentive Plan Benefits

     The future benefits or amounts that would be received under the 2003 Stock Plan by executive officers and other employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

Vote Required For Adoption

     The affirmative vote of holders of a majority of the Company's Stock present in person or by proxy at the meeting is required to approve the proposed Amended and Restated 2003 Stock Option Plan.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND
                      THAT THE SHAREHOLDERS VOTE "FOR" THE
                           ADOPTION OF THE AMENDED AND
                            RESTATED 2003 STOCK PLAN
--------------------------------------------------------------------------------

                                   PROPOSAL 5.

                 APPROVAL OF THE TEN STIX INC. 2004 STOCK PLAN
                 ---------------------------------------------

     On June 15, 2004, the Board of Directors adopted the Ten Stix, Inc. 2004 Stock Plan (the "2004 Stock Plan"). Pursuant to the 2004 Stock Plan, a total of 13,500,000 shares of common stock were reserved for issuance to employers, officers, directors and consultants. Awards under the 2004 Stock Plan consist of options, warrants, registered or restricted stock, registered or restricted stock units, or any combination thereof.

Summary of the Amended and Restated 2004 Stock Plan

     The following shall serve as a brief summary of the terms and conditions of the 2004 Stock Plan, the full text of the 2004 Stock Plan is attached hereto as Appendix C and is incorporated herein, under any circumstance where this summary and the 2004 Stock Plan are inconsistent the plain language of the 2004 Stock Plan shall be controlling.

     Purpose. The purpose of the Plan is to advance the interests of the Company and its shareholders, by strengthening the Company's ability to obtain and retain the services of the types of employees, consultants, officers and directors who will contribute to the Company's long term success and to provide incentives which are linked directly to increases in stock value and will inure to the benefit of all shareholders of the Company.

     Administration. The 2004 Stock Plan may be administered by the Board of Directors, or a committee appointed by the Board of Directors whose members serve at the pleasure of the Board. The Board or committee administering the 2004 Stock Plan is referred to as the "Committee." Subject to the provisions of the 2004 Stock Plan, the Committee has full and final authority (i) to interpret the terms of the Plan and of Awards granted under the Plan and apply its provisions; (ii) to adopt, amend and rescind rules and guidelines for the administration of the Plan; (iii) to adopt, amend, and rescind rules and guidelines for its own acts and proceedings; (iv) to decide all questions and settle all controversies and disputes which may arise in connection with the Plan; and (v) to determine the provisions of Awards to be granted under the Plan, which includes approving:

     -    those individuals to receive awards;
     -    the types of awards to be granted;
     - the terms and conditions of the awards, including the number of shares and exercise price of the awards;
     - the time when the awards become exercisable, vest or the restrictions to which an award is subject will lapse; and,
     - whether options will be incentive stock options or nonqualified stock options.

     Authorized Shares. The 13,500,000 shares reserved under the 2004 Stock Plan will be subject to adjustment in the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock. The common stock delivered to participants under the 2004 Stock Plan may be either authorized but unissued shares of common stock or shares of common stock held by the Company in its treasury. The number of shares delivered upon exercise of an award will be determined net of any shares actually or constructively transferred by the participant to the Company (including through the holding back of shares that would otherwise have been deliverable upon exercise) in payment of the exercise price or tax withholding.

     Eligibility. All employees of, consultants or advisors to the Company or any of its subsidiaries will be eligible to participate in the 2004 Stock Plan.

     Types of Awards. Awards under the 2004 Stock Plan may be in the form of stock options (either incentive stock options or non-qualified options), awards of common stock (registered or restricted) and restricted stock units, or any combination thereof.

     - Stock Options. Stock options represent the right to purchase shares of common stock within a specified period of time at a specified price. The exercise price for a non-qualified stock option will not be less than 85% of the fair market value of common stock on the date of grant. The exercise price for an incentive stock option will not be less than 100% (110% for an incentive stock option granted to a 10% or more stockholder) of the fair market value of common stock on the date of grant. The aggregate fair market value, determined on the date the option is granted, of the stock for which any person may be granted incentive stock options which become exercisable for the first time by such person in any calendar year cannot exceed the sum of $100,000 (determined on the date such option is granted). No incentive stock option will be granted to a person who is not an "employee" as defined in the applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and regulations issued thereunder. An incentive stock option shall expire in ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) after the date of grant. No incentive stock options may be granted under the 2004 Stock Plan after January 01, 2014, but options granted before that date may be exercised thereafter.

     - Performance Awards. The Committee may grant awards under the 2004 Stock Plan subject to the satisfaction of performance goals. In the case of awards intended to qualify for exemption under Section 162(m) of the Code, the Committee will use one or more objectively determinable performance goals that relate to one or more Performance Criteria (as defined in the 2004 Stock Plan). The Committee will determine whether the performance goals for a Performance Award (as defined in the 2004 Stock Plan) have been met.

     Transferability. Under the 2004 Stock Plan, awards are generally non-transferable other than by will or by the laws of descent and distribution. Awards may be exercised by a person other than the participant only in the circumstances outlined below; provided, that the Committee may allow for transferability of awards to immediate family members of the participant or to trusts, partnerships or other entities controlled by and of which the beneficiaries are immediate family members of the participant.

     Termination of Service Relationship. Under the 2004 Stock Plan, except as set forth below or as otherwise provided by the Committee, all previously unexercised awards terminate and are forfeited automatically upon the termination of the participant's service relationship with the Company. If a participant's service relationship is terminated by reason of death or Disability (as defined in the 2004 Stock Plan), except as otherwise provided by the Committee, all stock options held by the participant will vest fully on the date that the service relationship terminates by reason of death or Disability and all awards of restricted stock or restricted stock units held by the participant will vest fully and/or all restrictions will fully lapse on the date that the service relationship terminates by reason of death or Disability. All such awards may be exercised by the participant's executor or administrator, or by the person to whom the award is transferred under the applicable laws of descent or distribution, within three years after the date that the participant's service relationship terminates by reason of death or disability. If a participant's service relationship is terminated by reason of retirement (as defined in the 2004 Stock Plan), except as otherwise provided by the Committee, all stock options held by the participant will continue to vest and become exercisable as if the service relationship had not terminated and all awards of restricted stock or restricted stock units held by the participant will continue to vest and/or be subject to applicable restrictions as if the service relationship had not terminated.

     Notwithstanding the foregoing, if a stock option provides for vesting or exercisability upon the fulfillment or satisfaction of certain goals or conditions (other than time-based vesting), or an award of restricted stock or restricted stock units provides for vesting or lapse of restrictions based upon the fulfillment or satisfaction of certain goals or conditions (other than time-based vesting or restrictions), then, except as otherwise provided by the Committee, subsequent to the date of retirement, the unvested or restricted portion of an award shall no longer be subject to such vesting or lapse of restrictions based on the satisfaction or fulfillment of certain goals or conditions and instead will be subject only to the time-based vesting or restrictions set forth in the award. Such awards may be exercised by the participant in accordance with the terms and conditions of the award (including the applicable vesting schedule or restrictions). Incentive stock options that are not exercised within (a) twelve months after the date a participant's service relationship is terminated by reason of disability or (b) three months after the date a participant's service relationship is terminated by reason of retirement will be treated as non-qualified stock options. All stock options outstanding after a participant's death or disability expire at the end of the three-year period after the date a participant's service relationship is terminated by reason of death or disability. Notwithstanding the foregoing, in no event shall (i) any award be exercised beyond the date on which such award would otherwise expire pursuant to the terms thereof or (ii) any incentive stock option be exercised after the expiration of ten years (five years in the case of an incentive stock option granted to a 10% or more stockholder) from the date the incentive stock option was granted. Shares of common stock which are not delivered because of termination of awards may be reused for other awards.

With respect to awards held by officers or certain other persons, the Committee may cancel, suspend or otherwise limit any unexpired award and rescind the exercise of an award if such participant engages in certain detrimental activity.

     Change in Corporate Structure or Capitalization; Change in Control. In the event of a stock dividend, stock split or other change in corporate structure or capitalization affecting the common stock, the number and kind of shares of stock or securities of the Company then subject to the 2004 Stock Plan and the awards then outstanding or to be granted thereunder, and the exercise price, if applicable, will be appropriately adjusted by the Committee, whose determination will be binding on all persons. In the event of a dissolution, liquidation, consolidation or merger in which the Company is not the surviving corporation or in which a majority of its outstanding shares are converted into securities of another corporation or are exchanged for other consideration, all outstanding awards will thereupon terminate, provided that prior to the effective date of any such dissolution, liquidation, consolidation or merger, the Company will either (i) make all outstanding awards immediately exercisable on a basis that gives the holder of the award a reasonable opportunity to participate as a stockholder in the transaction or, if applicable, cause all restrictions to lapse, or (ii) arrange to have the surviving corporation grant replacement awards to participants.

Federal Income Tax Consequences

     The U.S. Federal income tax consequences to the Company and its employees of awards under the Plan are complex and subject to change. The following discussion, which has been prepared by the law firm of Wenthur & Chachas, LLP, counsel to the Company, is only a summary of the general rules applicable to the Plan. Recipients of awards under the Plan should consult their own tax advisors since a taxpayer's particular situation may be such that some variation of the rules described below will apply.

     Stock Options. The 2004 Stock Plan is not qualified under Section 401(a) of the Code. In general, neither the grant nor the exercise of an incentive stock option granted under the 2004 Stock Plan will result in taxable income to the option holder or a deduction to the Company. If the option holder does not dispose of stock received upon exercise of an incentive stock option within two years after the date the option is granted and within one year after the date of exercise, any later sale of such stock will result in a capital gain or loss.

     If stock received upon the exercise of an incentive stock option is disposed of before the holding period requirements described above have been satisfied, the option holder will generally realize ordinary income at the time of disposition. The amount of such ordinary income will generally be equal to the difference between the fair market value of the common stock on the date of exercise and the option price. In the case of a disqualifying disposition which is a sale in which a loss (if sustained) would be recognized, then the amount of ordinary income will not exceed the excess of the amount realized on such sale over the adjusted basis of the stock, that is, in general, the price paid for the stock. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to any necessary withholding and reporting requirements.

     Certain option holders exercising incentive stock options may become subject to the alternative minimum tax, under which the difference between (i) the fair market value of stock purchased under incentive stock options, determined on the date of exercise, and (ii) the exercise price, will be an item of tax preference in the year of exercise for purposes of the alternative minimum tax.

     Options granted under the 2004 Stock Plan which are not incentive stock options are "non-qualified options." No income results upon the grant of a non-qualified option. When an option holder exercises a non-qualified option, he or she will realize ordinary income subject to withholding. Generally, such income will be realized at the time of exercise and in an amount equal to the excess, measured at the time of exercise, of the then fair market value of the common stock over the option price. The Company will generally be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income realized by the option holder, subject to certain withholding and reporting requirements.

     Restricted Stock. Generally, restricted stock is not taxable to a participant at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A participant may elect to recognize income at the time of grant, in which case the fair market value of the common stock at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. The Company is entitled to a tax deduction in an amount equal to the ordinary income recognized by the participant.

     Restricted Stock Units. Generally, the participant will not be subject to tax upon the grant of an award of restricted stock units but will recognize ordinary income in an amount equal to the fair market value of any shares received on the date of delivery of the underlying shares of common stock. The Company will be entitled to a corresponding tax deduction.

     This summary is not a complete description of the U.S. Federal income tax aspects of the 2004 Stock Plan. Moreover, this summary relates only to Federal income taxes; there may also be Federal estate and gift tax consequences associated with the 2004 Stock Plan, as well as foreign, state and local tax consequences.

New Incentive Plan Benefits

     The future benefits or amounts that would be received under the 2004 Stock Plan by executive officers and other employees are discretionary and are therefore not determinable at this time. In addition, the benefits or amounts which would have been received by or allocated to such persons for the last completed fiscal year if the plan had been in effect cannot be determined.

Vote Required For Adoption

     The affirmative vote of holders of a majority of the Company's Stock present in person or by proxy at the meeting is required to approve the proposed Amended and Restated 2004 Stock Option Plan.

Vote Required For Adoption

     The affirmative vote of holders of a majority of the Company's Stock entitled to vote at the meeting is required to approve the proposed amendment.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND
                      THAT THE SHAREHOLDERS VOTE "FOR" THE
                    ADOPTION OF THE 2004 TEN STIX STOCK PLAN
--------------------------------------------------------------------------------

                                   PROPOSAL 6.

                       REINCORPORATION OF THE COMPANY FROM
                       -----------------------------------
                               COLORADO TO NEVADA
                               ------------------

Introduction

     For the reasons set forth below, the Board believes that the best interests of the Company and its shareholders will be served by changing the Company's state of incorporation from Colorado to Nevada (the "Reincorporation"). The Board has approved the Reincorporation, which will be effected pursuant to the Merger Agreement described below. Under the Merger Agreement, the Company will be merged with and into a newly formed Nevada Corporation, Ten Stix, Inc. ("Ten Stix Nevada"). Ten Stix Nevada is a wholly-owned Corporation recently incorporated in Nevada solely for the purpose of effecting the Reincorporation. Ten Stix Nevada currently has no material assets and no business operations. Upon the effectiveness of the Reincorporation, the Company will cease to exist and Ten Stix Nevada will continue to operate the Company's business under the name "Ten Stix, Inc."

     At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon the Reincorporation as outlined in the Agreement and Plan of Merger by and between the Company and Ten Stix Nevada, attached as Appendix D (the "Merger Agreement"). For the reasons set forth below, the Board believes that approval of the Reincorporation is in the best interests of the Company and its shareholders. Shareholder approval of the Reincorporation will constitute approval of the Merger Agreement and all related transactions, which effectuate the change of the legal domicile of the Company.

     Due to the nature of this proposed transaction, Shareholders may be entitled to dissent under Colorado Corporations and Associations Act Section 7-113-201 to the proposed Merger and Reincorporation. A summary of dissenting shareholders rights and procedure may be found beginning at the bottom of page 22 below. Additionally, those relevant sections of the Colorado Corporations and Associations Act are set forth in their entirety attached hereto as Appendix E.

Reasons For The Reincorporation

     The Board believes that the Reincorporation will provide flexibility for both the management and business of the Company. In recent years, Nevada has adopted a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Such an environment will enhance the Company's operations and its ability to obtain equity financing and to effect acquisitions and other transactions. Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs.

     The Nevada courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Nevada law, resulting in greater predictability with respect to corporate legal affairs. The Nevada courts can rely on numerous precedents in interpreting the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors under the business judgment rule. Consequently, many corporations originally domiciled elsewhere have subsequently changed corporate domicile to Nevada in a manner similar to that proposed by the Company.

The Merger

     After the Reincorporation is effected by the Merger Agreement, Ten Stix Nevada will emerge as the surviving corporation. The terms and conditions of the Reincorporation are set forth in the Merger Agreement attached to this Proxy Statement, and the summary of the terms and conditions of the Reincorporation set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation, Ten Stix Nevada will continue to exist in its present form under the name "Ten Stix, Inc.," and the Company will cease to exist. The Reincorporation will change the legal domicile of the Company, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Company. By operation of law, Ten Stix Nevada will succeed to all of the assets and assume all of the liabilities of the Company.

     The board of directors of Ten Stix Nevada (the "Nevada Board") will be comprised of the persons elected to the Company's board at the Annual Meeting, all directors of the Nevada Board will belong to only one (1) class. It is anticipated that the directors of Ten Stix Nevada will elect as officers of Ten Stix Nevada the same persons who are elected as officers of the Company at the 2004 Annual Meeting.

     After the Reincorporation, the rights of shareholders and the Company's corporate affairs will be governed by the Nevada Revised Statutes ("NRS") and by the articles of incorporation and bylaws of Ten Stix Nevada, instead of the Colorado Corporations and Associations Act (the "CCAA") and the articles of incorporation and bylaws of the Company. Certain material differences are discussed below under "Comparison of Shareholders Rights under Nevada and Colorado Corporate Law and Charter Documents." A copy of the Articles of Incorporation of Ten Stix Nevada (the "Nevada Articles") is included as Appendix F to this Proxy Statement. The articles of incorporation and bylaws of the Company and the bylaws of Ten Stix Nevada (the "Nevada Bylaws") are available for inspection by shareholders of the Company at the principal offices of the Company located at 3101 Riverside Drive, Idaho Springs, Colorado 80452.

     Upon the effectiveness of the Reincorporation, each outstanding share of the authorized Common and Preferred Stock of the Company will be automatically converted into one fully paid and nonassessable share of Common Stock or Preferred Stock, of Ten Stix Nevada (the "Nevada Capital Stock"). Each share of Common or Preferred Stock of the Company issued and outstanding immediately prior thereto shall be cancelled and returned to the status of authorized but unissued shares.

     Each outstanding certificate representing shares of the Company's stock will continue to represent the same number of shares of Nevada Capital Stock, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Nevada Capital Stock. IT WILL NOT BE NECESSARY FOR THE COMPANY'S SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF TEN STIX NEVADA.

     Following the effectiveness of the Reincorporation, Ten Stix Nevada will assume and continue the Company's stock option plans, if any, and the outstanding and unexercised portion of all options to purchase stock of the Company including without limitation all options outstanding under such stock plan, shall be converted into options of Ten Stix Nevada, such that one option for shares of the Company shall be converted into one option for an equal number of shares of Ten Stix Nevada. The Company's other employee benefit plans and arrangements will also be continued by Ten Stix Nevada upon the same terms and conditions existing before the Reincorporation.

     Consummation of the Reincorporation is subject to the approval of the Company's shareholders. The affirmative vote of the holders of a majority of the votes represented by the outstanding shares of the Common and Preferred Stock, whether or not present at the Annual Meeting, who are entitled to vote at the Annual Meeting is required for the approval and adoption of the Reincorporation. The Reincorporation is expected to become effective as soon as practicable after shareholder approval is obtained and all other conditions to the Reincorporation have been satisfied, including the receipt of all consents, orders and approvals necessary for consummation of the Reincorporation. Prior to its effectiveness, however, the Reincorporation may be abandoned by the Board if, for any reason, the Board determines that consummation of the Reincorporation is no longer advisable.

Federal Income Tax Consequences of The Reincorporation

     The Reincorporation of the Company pursuant to the Merger Agreement will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the common stock (a "Holder") will not recognize gain or loss in respect of Holder's common stock as a result of the Reincorporation. The Holder's basis in a share of Ten Stix Nevada will be the same as Holder's basis in the corresponding share of the Company held immediately prior to the Reincorporation. The Holder's holding period in a share of Ten Stix Nevada will include the period during which Holder held the corresponding share of the Company, provided Holder held the corresponding share as a capital asset at the time of the Reincorporation.

     In addition, neither the Company nor Ten Stix Nevada will recognize gain or loss as a result of the Reincorporation, and Ten Stix Nevada will generally succeed, without adjustment, to the tax attributes of the Company.

     The foregoing summary of federal income tax consequences is included for general information only and does not address all income tax consequences to all of the Company's shareholders. The Company's shareholders are urged to consult their own tax advisors as to the specific tax consequences of the Reincorporation with respect to the application and effect of state, local and foreign income and other tax laws.

Securities Act Consequences

     Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of Ten Stix Nevada will not be required.

Description Of Capital Stock And Voting Rights

     The Company's authorized Capital Stock consists of five hundred million one hundred thousand (500,100,000) shares, of which five hundred million (500,000,000) shares are Common Stock, par value $0.001 per share, and one hundred thousand (100,000) shares are Preferred Stock, par value $0.001.

     As of April 15, 2004, there were 28,418,228 shares of Common Stock and 96 Shares of Preferred Stock issued and outstanding. The holders of Common and Preferred Stock are entitled to receive dividends, on a share-for-share basis if, and when declared by the Board out of funds legally available therefore as provided for in the Company's Bylaws ("Colorado Bylaws"). Each share of Common and Preferred Stock represents one (1) vote per share.

Comparison Of Shareholder Rights Under Nevada And Colorado Corporate Law And Charter Documents

     Subject to shareholder approval prior to the effective time (the "Effective Time") of the Reincorporation, the Company will change its domicile to Nevada and shall thereafter be governed by the NRS and by the Nevada Articles and the Nevada Bylaws ("Nevada Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Nevada of a Certificate of Merger in Nevada, the Company will become Ten Stix, Inc., a Nevada corporation, and the outstanding shares of Company's Common Stock will be deemed for all purposes to evidence ownership of, and to represent, shares of Ten Stix Nevada Common Stock.

     The Nevada Charter Documents effectively replace the Company's current Articles of Incorporation ("Colorado Articles") and the Colorado Bylaws (together, the "Colorado Charter Documents") including providing officers, directors and agents of Ten Stix Nevada with certain indemnification rights in addition to those currently provided for the under the Colorado Charter Documents.

     If the Reincorporation is consummated, holders of the Company's Common and Preferred Stock (and holders of options, warrants or other securities exchangeable for or convertible into Common Stock) will become holders of Nevada Common and Preferred Stock, respectively, which will result in their rights as shareholders being governed by the laws of the State of Nevada. In addition, their rights as shareholders will be governed by the Nevada Charter Documents.

     It is not practical to describe all of the differences between the Nevada Articles and the Colorado Articles and the Nevada Bylaws and the Colorado Bylaws or all of the differences between the laws of the States of Nevada and Colorado. The following is a summary of some of the significant rights of the shareholders under Colorado and Nevada law and under the Colorado and Nevada Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.

Authorized Capital Stock

     The following discussion is qualified in its entirety by reference to the Nevada Charter Documents.

     The total number of shares that may be issued by Ten Stix Nevada is five hundred twenty five million (525,000,000) shares. Five hundred million (500,000,000) shares are designated as Common Stock, $0.001 par value per share, and twenty-five million (25,000,000) shares are designated Preferred Stock, $0.001 par value per share. The description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, restrictions and preferences granted to and imposed upon the shares of each class are discussed below. Each share of Common or Preferred Stock shall have, for all purposes one vote per share. The holders of Nevada Common or Preferred Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Nevada Common Stock or approval of the common shareholders is required or requested. Shareholders will not have a right to cumulate their votes for the election of directors.

Voting Rights With Respect To Extraordinary Corporate Transactions

     Nevada. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that, no vote of shareholders of the corporation surviving a merger is necessary if: (i) the merger does not amend or alter, in any way the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the merger; (iii) no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger along with the conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger; and,
(iv) the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, either by conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

     Colorado. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation requires the approval of a majority of shareholders (unless the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) holding issued shares of the corporation. No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) none of the entities is a nonprofit corporation; and, (iv) the shareholders of the surviving corporation immediately prior to the merger own at least 80% of the of the value of all interest of the surviving entity immediately after the merger; and are entitled to cast votes or right to consent equal to 80% of all shareholder votes immediately after the merger.

Shareholders Consent Without A Meeting

     Nevada. Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders, may be taken without a meeting, without prior notice and without a vote, by the written consent of shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted.

     Colorado. Unless otherwise provided in the articles of incorporation, action requiring the vote of the shareholders may be taken without a meeting if all the shareholders entitled to vote consent to take the action in writing. However, no action taken shall become effective until the corporation receives writings that describe and consent to the action being taken. Any such action taken shall have the same effect of any action taken at a meeting of shareholders.

Dividends

     Nevada. Distributions under the NRS mean (1) the direct or indirect transfer of corporate property or cash to shareholders, or (2) the incurrence of indebtedness by the corporation to or for the benefit of its shareholders. A distribution may be made in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares. However, no distribution shall be made if following said distribution: (i) the corporation would be unable to pay its debts; (ii) the distribution would leave the corporation with assets less than the sum of total liabilities.

     Colorado. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual, course of business or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

Anti-Takeover Statutes

     Nevada. Except under certain circumstances, Nevada law prohibits a "combination" between corporations and "interested shareholder" within three years of the shareholder becoming an "interested shareholder." An "interested shareholder," as defined under the NRS is a person that directly or indirectly, controls 10% or more of the outstanding voting stock, or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years. A "combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 5% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, disposition of assets having an aggregate market value equal to 5% or more of the market value of all the outstanding shares of the corporation, or said assets represent 10% or more of the earning power or net income of the corporation. Additionally, certain other transactions that would increase the interested shareholders' proportionate share under the NRS, such business combinations between a corporation and an interested shareholder are prohibited.

     The following are considered to be authorized combinations, generally corporations may not engage in any combination with an interested shareholder of the resident domestic corporation after the expiration of 3 years after his date of acquiring shares, unless (1) a the combination is approved by the board of directors of the corporation before the interested shareholder's date of acquiring shares, the purchase of shares made by the interested stockholder on that date had been approved by the board of directors before that date, or (2) a combination approved by vote of the holders of stock representing a majority of the outstanding shares, not beneficially owned by the interested shareholder proposing the combination, or any affiliate or associate of the interested shareholder proposing the combination, at a meeting called for that purpose no earlier than three years after the interested shareholder's date of acquiring shares.

     Colorado. The CCAA does not provide guidance regarding anti-takeover provisions.

Quorum of Directors

     Nevada. Unless a greater or lesser number is required for a quorum by the articles of incorporation or bylaws a majority of the directors then in office, at a meeting duly assembled shall constitute a quorum. Under the Nevada Bylaws, the act of a majority of directors present at a meeting duly held shall be the act of the Board once a quorum is present.

     Colorado. A quorum of the board of directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. The corporations bylaws may authorize quorum to consist of a majority of the number of directors fixed, or no fewer than a majority of the number of directors fixed, or if no fixed number than no fewer than a majority of the number of directors in office immediately prior to the beginning of the meeting.

Derivative Suits

     Nevada. A person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity the efforts of the plaintiff(s) to secure the desired action from the board of directors or from the shareholders if necessary and the reasons for plaintiff(s) failure to secure such action or the reasons for not making the effort to secure such action. The action may not be maintained if the plaintiff(s) do not fairly and adequately represent the interests of the shareholders similarly situated.

     Colorado. A person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity (i) the demand made on the board of directors and that either the demand was refused or ignored by the board of directors, or (ii) if no demand was made on the board of directors, why the person did not make the demand. The action may not be maintained if the plaintiff(s) do not fairly and adequately represent the interests of the shareholders similarly situated.

Special Meetings of Shareholders

     Nevada. Unless otherwise provided in the articles of incorporation or bylaws only the president or any two or more directors, acting in concert may call for a special meeting. Unless otherwise specified by the articles of incorporation or bylaws the special meeting need not be held in the state of incorporation, and notice of any meeting must be sent to shareholders indicating the purpose(s) for the meeting, the location the meeting will be held and notice must be signed by a officer or other person so authorized to sign on behalf of the corporation within the articles of incorporation or bylaws. The Nevada Bylaws permit a special meeting to be called at any time by a majority of the board of directors, the chairman of the board, the chief executive officer, or the president, or by vote of, or instrument in writing signed by a majority of the shareholders of the issued and outstanding capital stock of Ten Stix Nevada. Notice of said meeting must be given no less than 10 days prior to, or no more than 60 days from the date scheduled for the meeting.

     Colorado. A special meeting of shareholders shall be held by the corporation, if called by the board of directors, the person or persons authorized by the bylaws to call a special meeting, or written demands from the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called, unless otherwise specified by the articles of incorporation or bylaws the special meeting need not be held within the state of incorporation, however if there be no place specified in the articles of incorporation or bylaws the meeting shall be held at the corporation's principal place of business.

Amendments to Charter

     Nevada. Amendments to the articles of incorporation require that the board of directors adopt a resolution setting forth the proposed amendment and the purpose(s) of such, declare the amendments advisability, and call for a general or special meeting, all shareholders are entitled to vote for the consideration of the proposed amendment. At the meeting held for said purpose and upon a canvassing of the shareholders, if it appears that the majority will affirm the amendment the company's secretary shall file the with the secretary of state a certificate setting forth the amendment. However, if the amendment proposes to change any preference or any relative or other right given to any class of security, then the amendment must be approved by the vote of the majority of the shareholders of each class of shares affected by the amendment regardless of the limitations or restrictions on the voting power of said classes of stock.

     Colorado. Unless, otherwise provided in the articles of incorporation the board of directors may, under very limited circumstances, amend the articles without shareholder approval, otherwise the board of directors or the holders of shares representing at least 10% of the all votes entitled to be cast may propose an amendment to the articles of incorporation. The board of directors shall either recommend to the shareholders the adoption of the board proposed amendment or recommend against or in favor of any proposed shareholder amendment, the amendment shall be duly voted upon and adopted by an affirmative vote by a majority of shareholders.

Notice, Adjournment and Place of Stockholders' Meetings.

     Nevada. The NRS and the Nevada Charter Documents require that notice of shareholders' meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. If the meeting is to be postponed for a period of more than 60 days, the corporation shall be required to fix a new record date and new notice must be sent to all shareholders of record as of that date.

     Colorado. The CCAA require that notice of shareholders' meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. The Colorado Charter Documents require that notice be given no less than 10 day prior to or no more that 50 day prior to the scheduled date of the meeting. If the meeting is moved to more than 120 days from the originally scheduled date the corporation shall be required to fix a new record date and new notice must be sent to all shareholders of record as of that date.

Directors

     Nevada. The Nevada articles of incorporation provide the number of members of the Nevada Board shall not be reduced to less than one (1) nor exceed five
(5), and may, at any time or times, be increased or decreased by a duly adopted amendment to Nevada Articles of Incorporation or to the Nevada Bylaws. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum is present.

     Colorado. The Colorado Articles provide that the Board consists of not less than 2 or more than 2 persons or such number as shall be fixed from time to time by the Board of Directors. Currently, the Company has 2 director. A majority of the number of directors constitutes a quorum for the transaction of business. The Colorado Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the remaining directors in office, though less than a quorum.

Election and Removal of Directors

     Nevada. The Nevada Bylaws provide that the election of directors shall take place at an annual or special meeting of stockholders. Directors shall hold office for the terms specified in the bylaws and until their successors have been elected as provided in said bylaws. Any director, or the entire Board, may be removed at a meeting expressly called for that purpose, a director may be removed by a vote of a majority of the outstanding shares of the Company. Vacancies on the board shall be filled only by a majority of the directors then in office, although less than a quorum.

     Colorado. The Colorado Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. Any director, or the entire Board, may be removed for cause by a vote of the shareholders or by action of the board, directors may be removed without cause only by vote of the stockholders. Vacancies on the board occurring by reason of the removal of director without cause shall be filled only by a majority of the directors then in office, although less than a quorum. Vacancy on the board occurring by reason of the removal of a director without cause shall be filled only by a vote of shareholders.

Transactions With Officers and Directors

     Nevada. Under the NRS, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if: (i) financial interest is known to the board of directors or committee, and the board or committee approves, authorizes or ratifies the contract in good faith by a majority vote of the remaining directors without counting the interested director(s) vote; (ii) the material facts are disclosed to the shareholders, and they approve or ratify the transaction in good faith by a majority vote of all shareholders eligible to vote, including the interested directors or officers votes; or (iii) the contract is fair to the corporation at the time it is entered into. Board or committee approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing the presence or absence of a quorum.

     Colorado. Under the CCAA, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if: (i) material facts are known to the board of directors or committee, and the board or committee approves, authorizes or ratifies the contract in good faith by a sufficient vote without counting the interested director(s) vote; (ii) the financial interest is known to the shareholders, and they approve or ratify the transaction in good faith by a majority vote of all shareholders eligible to vote, including the interested directors or officers votes; (iii) the fact that the financial interest is unknown to the interested officer or director at the time of approval: or (iv) the contract is fair to the corporation at the time it is entered into. Board or committee approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing the presence or absence of a quorum.

Limitation on Liability of Directors; Indemnification of Officers and Directors

     Nevada. Nevada law provides that a corporation may adopt in its bylaws provisions eliminating or limiting the personal liability of an officer or director from any threatened civil, criminal, administrative or investigative action if adjudicated not liable for a knowing breach of fiduciary duty, fraud or other intentional misconduct or acted in good faith in the best interest of the corporation, or that, with respect to a criminal action had no reasonable cause to believe that the conduct was unlawful. The Nevada articles of incorporation eliminate the liability of directors of the corporation for monetary damages to the fullest extent permissible under Nevada law.

     Article Eleventh, inclusive, of the Nevada articles of incorporation require Ten Stix Nevada to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by Nevada law. The Nevada Bylaws permit Ten Stix Nevada to advance expenses to a director or officer, provided that the director or executive officer undertakes to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification, and subject to such other conditions as the Board may impose.

     Indemnification rights under Nevada law are not exclusive. Accordingly, Ten Stix Nevada 's Bylaws specifically permit Ten Stix Nevada to indemnify its directors, officers, employees and other agents pursuant to an agreement, bylaw provision, shareholder vote or vote of disinterested directors or otherwise, any or all of which may provide indemnification rights broader than those currently available under the Colorado or Nevada indemnification statutes.

     Colorado. The CCAA provides the authority to limit liability against any director of the corporation made party to a proceeding because of their status as a director if: (i) the person acted in good faith; (ii) the person reasonably believed they were acting in their official capacity in the best interest of the corporation, or if not in their official capacity the conduct was not opposed to the best interest of the corporation and in the case of any criminal proceeding the person had no cause to believe the conduct was wrongful. However, a corporation may not limit liability under the following situations: (i) wherein a director is adjudicated liable to the corporation; (ii) wherein a director is found to have derived an improper personal benefit form the course of action, whether or not acting in within their official capacity or not. CCAA provides that the indemnification provided must be limited to reasonable expenses incurred in connection with the proceedings.

     The CCAA requires that, unless limited by the articles of incorporation, a corporation shall indemnify any director, who because of their position as director became a party to a proceeding wherein they prevailed on the merits or otherwise, against reasonable expenses incurred in connection with the proceedings.

     Additionally, the Nevada Charter Documents provide that Ten Stix Nevada, may purchase insurance on behalf of those persons entitled to be indemnified by the Company.

Dissenters' Rights as a Result of the Reincorporation Merger

     Colorado Law provides shareholders opposing the proposed Reincorporation the right to dissent and receive payment for the fair value of their shares as set forth in sections 7-113-102 et. seq. of the CCAA, (referenced CCAA sections are attached hereto in their entirety as Appendix E). The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, said CCAA provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert such right or remedy.

     Once proposed, corporate action that creates dissenters' rights is to be submitted to a vote by the shareholders, whether at a shareholder meeting or via shareholder's written consent. The corporation is required to send notice to all shareholders informing of the creation of the dissenters' rights, accompanied by all relevant CCAA sections relating to dissenter's rights. The failure to properly give notice shall not bar a shareholder who was entitled to dissent from asserting those rights subsequent to the corporate action.

     Following receipt of adequate notice, shareholders exercising the right to dissent shall send written notice to the corporation expressing their intention to demand payment for their shares if the opposed corporate action is taken, and the shareholder shall refrain from voting their shares in favor of the action, if the proposed action merely requires shareholders written consent, the dissenting shareholder shall refrain from executing a writing that would consent to such action. Compliance with the foregoing is mandatory and if not complied with the shareholder will be precluded from demanding payment for their shares if the opposed action is approved.

     If the aforementioned procedure is followed, the shareholder may demand payment by sending in writing such a request and deposit with the company the shareholder's certificates for certificated shares, the shareholder maintains all rights until such time as the opposed corporate is taken. The demand for payment and the deposit of certificates is, with limited exceptions, irrevocable.

     Upon receipt of each demand for payment, Ten Stix Nevada will pay each dissenting shareholder the "fair value" amount of the shares, the fair value of the shares shall be determined by the value of the shares immediately before the opposed corporate action becomes effective. If the dissenting shareholder is unsatisfied with the fair value of the shares fixed by the company, the shareholder may reject in total the company's offer and send to the company, in writing, an estimate of what they consider fair value, plus any interest due if:
(i) the shareholder believes that the fair value offered is less than the fair value of the shares, or if the interest was miscalculated; or (ii) if the company fails to make payment within 60 days from the final day that demands for payment would be received; or (iii) if the company does not take the action opposed to by the shareholder and fails to return the deposited share certificates. A dissenting shareholder looses the right to demand payment if they fail to respond to the company within 30 days of the day the company made or offered payment for the dissenter's shares.

     If the dissenting shareholders and Ten Stix Nevada are unable to agree on the fair value of the shares, then Ten Stix Nevada will commence a proceeding in the Colorado courts within 60 days after the receipt of the dissenter's notice of estimate of fair value and interest owed. If Ten Stix Nevada does not commence such proceedings within the 60 day period, it must pay each dissenter the amount demanded. If the proceeding is properly commenced, the court will determine the fair value of the shares.

     The foregoing is merely a summary of the dissenters' rights as provided within the CCAA, shareholders that are considering dissenting from the proposed action are strongly encouraged to seek outside independent counsel, the rules are highly technical and there are many time sensitive issues that a dissenter must be aware of in order to preserve all rights provided under the law.

Vote Required

     Under Colorado law, the affirmative vote of a majority of the outstanding shares of Common Stock is needed to approve the proposed Reincorporation.

Amendment to the Merger Agreement; Termination

     The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of the Company at any time before consummation of the Reincorporation if (i) shareholders holding more than five percent (5%) of the issued and outstanding shares of the Company's Common Stock dissent and seek appraisal rights; or (ii) the Board of Directors of the Company determines that in its judgment the Reincorporation does not appear to be in the best interests of the Company or its shareholders.

In the event the Merger Agreement is terminated or the shareholders fail to approve the Reincorporation, the Company would remain as a Colorado corporation.

       FOR THE REASONS STATED ABOVE, THE BOARD OF DIRECTORS OF THE COMPANY
           BELIEVES THAT THE TRANSACTIONS CONTEMPLATED BY THE PROPOSED
              REINCORPORATION MERGER ARE DESIRABLE AND IN THE BEST
             INTERESTS OF THE COMPANY'S SHAREHOLDERS AND UNANIMOUSLY
           RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" SUCH PROPOSAL.
--------------------------------------------------------------------------------

Deadline for Receipt of Shareholder Proposals for the 2005 Annual Meeting

     As of the date of the mailing of this Proxy Statement, the Company had received no request by any shareholder(s) regarding additional proposals to be properly considered during the 2005 Annual Meeting. Proposals submitted by shareholders of the Company which are intended to be presented at the Company's 2005 Annual Meeting of Shareholders, must be received by the Company no later than February 28, 2005, and otherwise conform with the Company's Articles of Incorporation, Bylaws and applicable laws and regulations in order to be included in the proxy statement and form of proxy relating to the 2005 Annual Meeting of Shareholders.

Other Business

     The Company knows of no other matters to be submitted at this meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.


                                        By Order of the Board of Directors,



July 6, 2004                            Thomas E. Sawyer,
Idaho Springs, Colorado                 President








COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB, AS AMENDED FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, IS BEING MAILED WITH THIS PROXY STATEMENT. COPIES OF THE COMPANY'S OTHER ANNUAL, QUARTERLY AND CURRENT REPORTS, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, IS AVAILABLE AND CAN BE ACCESSED AND DOWNLOADED VIA THE INTERNET AT HTTP://WWW.SEC.GOV/CGI-BIN/SRCH-EDGAR, AND SIMPLY TYPING IN "TEN STIX."

OR, PLEASE WRITE TO:                                 Ten Stix, Inc.
                                                     3101 Riverside Drive
                                                     Idaho Springs, Colorado

                                    APPENDIX
                                    --------


Appendix A:       Restated Articles of Incorporation of Ten Stix, Inc., a
                  Colorado corporation.

Appendix B:       Amended and Restated Ten Stix, Inc. 2003 Stock Plan.

Appendix C:       Ten Stix Inc. 2004 Stock Plan.

Appendix D:       Agreement and Plan of Merger.

Appendix E:       Section 7-113-101. Definitions through 7-113-302 of the
                  Colorado Business Corporations Act Statutes.

Appendix F:       Articles of Incorporation.

Appendix G:       Certificate of Designation of Series A Preferred stock of Ten
                  Stix, Inc. for Nevada.